Exhibit 99.1
RESTRICTED SHARE AND STOCK APPRECIATION RIGHT AWARD AGREEMENT
     THIS RESTRICTED SHARE AND STOCK APPRECIATION RIGHT AWARD AGREEMENT (the “Agreement”), made effective as of _________, 2006, between Sykes Enterprises, Incorporated, a Florida corporation (the “Corporation”), and _________ (“Participant”).
RECITALS
     In consideration of services to be rendered by the Participant and to provide an incentive to the Participant to remain with the Corporation and its Subsidiaries, it is in the best interests of the Corporation to make an award to Participant under the Sykes Enterprises, Incorporated 2001 Equity Incentive Plan (the “Plan”), which is incorporated herein by reference, consisting of (i) shares of the Corporation’s common stock, par value $.01 per share (“Stock”) which will be issued subject to (a) restrictions on transfer for a period of time and (b) divestiture under certain conditions, all as described herein (“Restricted Stock”), and (ii) a Stock Appreciation Right, in accordance with the terms of this Agreement.
     The Participant hereby acknowledges receipt of a copy of the Plan. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.
     NOW, THEREFORE, for and in consideration of the mutual premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     1. Restricted Stock.
     1.1 Grant of Restricted Stock. The Corporation hereby grants to Participant a total of _______________(_________) shares of Stock (the “Restricted Shares”), subject to the transfer restrictions and other conditions set forth in this Agreement. The Corporation shall cause the Restricted Shares to be issued and a stock certificate representing the Restricted Shares to be registered in the name of Participant promptly upon execution of this Agreement, but the stock certificate shall be delivered to, and held in custody by, the Corporation until the applicable restrictions lapse at the times specified in Section 1.3 below. On or before the date of execution of this Agreement, Participant shall deliver to the Corporation one or more stock powers endorsed in blank relating to the Restricted Shares, which will permit transfer to the Corporation of all or any portion of the Restricted Shares and any securities constituting Retained Distributions (as defined below in Section 1.2(a)(ii)) that shall be forfeited or that shall not become vested in accordance with this Agreement.

     1.2. Restrictions.
     (a) Participant shall have all rights and privileges of a shareholder of the Corporation with respect to the Restricted Shares, including voting rights and the right to receive dividends paid with respect to such shares, except that the following restrictions shall apply, until such time or times as restrictions lapse under Section 1.3 of this Agreement:
     (i) Participant shall not be entitled to delivery of the certificate or certificates for any of the Restricted Shares until the restrictions imposed by this Agreement have lapsed with respect to those Restricted Shares, at the times defined in Section 1.3;
     (ii) other than regular cash dividends and such other distributions as the Board of Directors may in its sole discretion designate, the Corporation will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in separate accounts;
     (iii) the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by Participant before these restrictions have lapsed pursuant to Section 1.3, except with the prior written consent of the Administrator; and
     (iv) the Restricted Shares and Retained Distributions shall be subject to forfeiture upon termination of Participant’s employment with the Corporation to the extent set forth in Section 1.5 below and upon the breach of any restrictions, terms or conditions of this Agreement.
     Once any portion of Participant’s Restricted Stock award has become vested under Section 1.3, the newly vested shares shall no longer be subject to the preceding restrictions, and shall no longer be considered to be Restricted Shares.
     (b) Any attempt to dispose of Restricted Shares in a manner contrary to the restrictions set forth in this Agreement shall be ineffective.
     1.3 When Restrictions Lapse.
     (a) Restricted Shares Based Upon Operating Income. With regard to 2/3 of the Restricted Shares (the “Income Based Restricted Shares”), such Income Based Restricted Shares shall vest and the restrictions set forth in this Agreement shall lapse with respect to such vested shares on March 29, 2009, provided that (i) the Income from Operations of the Corporation, as reported in its audited Consolidated Statement of Operations, has increased during fiscal years 2006, 2007 and 2008 (measured as of December 31, 2008) at least an amount equal to 10% compounded annual growth over the amount reported for the 2005 fiscal year (“Income from Operations Calculation”), and (ii) Participant is employed by the Corporation or a Subsidiary on such date. The number of the Income Based Restricted Shares which shall vest, and with regard to which the restrictions shall lapse shall be a number equal to 53.3% of the Income Based Restricted Shares in the event the Income from Operations Calculation is 10%, and shall increase on a pro-rata basis up to a number equal to 66.7% of the Income Based Restricted Shares in the event the Income from Operations Calculation is 12.5%. In the event the Income from Operations Calculation is between 12.5% and 18.75%, the number of Income Based Restricted Shares which shall vest, and with regard to which the restrictions shall lapse shall increase on a pro-rata basis between a number equal to 66.7% of the Income Based Restricted Shares up to a number equal to 100% of the Income Based Restricted Shares. Examples of this calculation are set forth on Exhibit “A.”
(b) Restricted Shares Based Upon Revenue. With regard to 1/3 of the Restricted Shares (the “Revenue Based Restricted Shares”), such Revenue Based Restricted Shares shall vest and the restrictions set forth in this Agreement shall lapse with respect to such vested shares on March 29, 2009, provided that (i) the Gross Revenue from Operations of the Corporation, as reported in its audited Consolidated Statement of Operations, has increased during fiscal years 2006, 2007 and 2008 (measured as of December 31, 2008) at least an amount equal to 4% compounded annual growth over the amount reported for the 2005 fiscal year (“Gross Revenue from Operations Calculation”), and (ii) Participant is employed by the Corporation or a Subsidiary on such date. The number of the Revenue Based Restricted Shares which shall vest, and with regard to which the restrictions shall lapse shall be a number equal to 53.3% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is 4%, and shall increase on a pro-rata basis up to a number equal to 66.7% of the Revenue Based Restricted Shares in the event the Gross Revenue from Operations Calculation is 5%. In the event the Gross Revenue from Operations Calculation is between 5% and 7.5%, the number of Revenue Based Restricted Shares which shall vest, and with regard to which the restrictions shall lapse shall increase on a pro-rata basis between a number equal to 66.7% of the Revenue Based Restricted Shares up to a number equal to 100% of the Revenue Based Restricted Shares. Examples of this calculation are set forth on Exhibit “B.”
(c) Vesting Upon Change in Control. The foregoing notwithstanding, in the event of a Change in Control (as defined in the Plan) prior to the date the Restricted Shares vest, all of the Restricted Shares shall vest and the restrictions set forth in this Agreement shall lapse with respect to such vested shares on the date of the Change in Control, provided that Participant is employed by the Corporation or a Subsidiary on the date of the Change in Control.
     1.4. Issuance of Stock Certificates for Shares. The stock certificate representing the Restricted Shares shall be issued promptly following the execution of this Agreement, and shall be delivered to the Corporate Secretary or such other custodian as may be designated by the Corporation, to be held until the restrictions have lapsed under Section 1.3. Such stock certificates shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of a Restricted Share and Stock Appreciation Right Award Agreement entered into between the registered owner and Sykes Enterprises, Incorporated. A copy of such Agreement is on file in the offices of, and will be made available for a proper purpose by, the Corporate Secretary of Sykes Enterprises, Incorporated.
     Once the restrictions imposed by this Agreement have lapsed with respect to any portion of the Restricted Shares, upon the written request of Participant, a stock certificate or certificates for such portion of the Restricted Shares shall be returned and exchanged for new stock certificates without the foregoing legend for the newly vested portion of the Restricted Shares. Upon the written request of Participant, the certificates representing the newly vested shares shall be delivered to Participant (or to the person to whom the rights of Participant shall have passed by will or the laws of descent and distribution) promptly after the date on which the restrictions imposed on such shares by this Agreement have lapsed, but not before Participant has made any tax payment to the Corporation or made other arrangements for tax withholding, as required by Section 3. The certificate for any Restricted Shares which vest as a result of a Change in Control, shall be delivered promptly after the date of the Change in Control.
     1.5. Forfeiture On Termination of Employment. If the Participant’s employment with the Corporation or Subsidiary is terminated for any reason, either by the Corporation or Participant, prior to the date on which the Restricted Shares have vested and the restrictions set forth in this Agreement have lapsed with respect to such vested shares pursuant to Section 1.3, any Restricted Shares remaining subject to the restrictions imposed by this Agreement shall be forfeited, unless there shall have been a Change in Control (as defined in the Plan) prior to such date, in which event the provisions of Section 1.3(c) shall control.
     2. Stock Appreciation Right.
     2.1 Grant of Stock Appreciation Right. The Corporation hereby grants to Participant, as of the date hereof, a stock appreciation right (the “SAR”) with respect to ____________ (______) shares of Stock (the “Covered Shares”), which represents the right to receive that number of shares of Stock determined by dividing (i) the total number of shares of Stock subject to the SAR being exercised by the Participant, multiplied by the amount by which the Fair Market Value of a share of Stock on the day the right is exercised exceeds the Fair Market Value of a share of Stock on the date of grant of the SAR (such amount being hereinafter referred to as the “Spread”), by (ii) the Fair Market Value of a share of Stock on the exercise date. This SAR is in all respects limited and conditioned as hereinafter provided and is subject to the terms and conditions of the Plan.
     2.2. Vesting. Subject to the limitations herein, 1/3 of the SARs shall vest and be exercisable on and after each of March 29, 2007, March 29, 2008 and March 29, 2009, provided that Participant is employed by the Corporation or a Subsidiary on such date. The foregoing notwithstanding, in the event of a Change in Control (as defined in the Plan), the SAR shall vest on the date of the Change in Control, provided that Participant is employed by the Corporation or a Subsidiary on the date of the Change in Control.
     2.3 Exercise of SAR. Subject to the terms and conditions contained herein, including Section 2.2, Section 2.4 and Section 3, and in the Plan, the SAR, to the extent vested, may be exercised, in whole or in part, and the Participant shall become entitled to payment in Stock of the Spread with respect to the exercised portion of the SAR, by written notice to the Corporation at any time and from time to time, provided however, that the SAR shall terminate on, and shall not be exercisable in any event after, the tenth anniversary of the date hereof. The SAR is subject to cancellation as provided in the Plan.
     2.4. Conditions to Exercise. The SAR may not be exercised by Participant unless the following conditions are met:
(a)	except as provided in Section 2.5 or Section 2.6 below, the Participant is employed by the Corporation or a Subsidiary on the date of exercise;

(b)	Participant shall have given written notice to the Corporation (to the attention of the Corporation’s Secretary) with respect to the number of Covered Shares Participant intends to exercise;

(c)	Participant shall have complied with Section 3 hereof with regard to any withholding tax liability relating to such exercise; and

(d)	legal counsel for the Corporation must be satisfied at the time of exercise that the issuance of the shares of Stock upon exercise will be in compliance with the Securities Act and applicable United States Federal, state, local and foreign laws.
     2.5 Retirement, Death Or Disability. If the Participant: (i) dies while employed by the Corporation or a Subsidiary or within the period when the SAR could have otherwise been exercised by the Participant; (ii) terminates employment with the Corporation or a Subsidiary by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of the Participant; or (iii) terminates employment with the Corporation or a Subsidiary as a result of the Participant’s retirement, provided that the Corporation or such Subsidiary has consented in writing to the Participant’s retirement, then, in each such case, the Participant, or the duly authorized representatives of the Participant, shall have the right, at any time within three (3) months after the death, disability or retirement of the Participant, as the case may be, and prior to the termination of the SAR pursuant to Section 2.3 above, to exercise the SAR to the extent the SAR was exercisable by the Participant immediately prior to the Participant’s death, disability or retirement.

     2.6 Other Termination of Employment. The SAR shall be exercisable only within three (3) months after the termination of the Participant’s employment with the Corporation or a Subsidiary, other than by reason of the Participant’s death, permanent disability or retirement with the consent of the Corporation or a Subsidiary as provided in Section 2.5 above, but only if and to the extent the SAR was exercisable immediately prior to such termination. Notwithstanding the foregoing, if the Participant’s employment is terminated for cause, or the Participant terminates his or her own employment with the Corporation, any portion of the SAR not yet exercised (whether or not vested) shall terminate immediately on the date of termination of employment. “Cause” shall have the meaning set forth in any employment agreement then in effect between the Participant and the Corporation or any of its Subsidiaries, or if the Participant does not have any employment agreement, “cause” shall mean (i) if the Participant engages in conduct which has caused, or is reasonably likely to cause, demonstrable and serious injury to the Corporation, (ii) the material negligence of, or failure to perform, the Participant’s duties to the Corporation or (iii) if the Participant is convicted of a felony or a misdemeanor which substantially impairs the Participant’s ability to perform his or her duties to the Corporation.
     2.7. Payment of Spread. Upon exercise of all or a portion of this SAR, Participant shall be paid that number of shares of Stock equal to the quotient of (i) the Spread applicable to the number of Covered Shares to which this SAR is exercised divided by (ii) the Fair Market Value of a share of Stock on the date such notice was received by the Corporation (the “Exercise Date”), less any shares of Stock withheld to satisfy obligations for the payment of withholding taxes and other tax obligations relating to this SAR pursuant to Section 3. If any fractional share of Stock would otherwise be issued to the Participant upon the exercise of some or all of the SAR, the Participant shall be paid a cash amount equal to the same fraction of the Fair Market Value of the Stock on the date of exercise.
     2.8 Transfer. This SAR (including the right to receive the shares of Stock) may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated by Participant, other than by will or the laws of descent and distribution and, during the lifetime of Participant, the SAR may be exercised only by Participant (or, if Participant is incapacitated, by Participant’s legal guardian or legal representative). In the event of the death of Participant, the exercise of the SAR may be made only by the executor or administrator of Participant’s estate or the Person or Persons to whom Participant’s rights under the SAR pass by will or the laws of descent and distribution. If Participant or anyone claiming under or through Participant attempts to violate this Section 2.8, such attempted violation shall be null and void and without effect, and all of the Corporation’s obligations hereunder shall terminate. Any shares of Stock received upon exercise of this SAR are subject to the restrictions on transfer, if any, and other rights and obligations set forth in the Plan.
     2.9 No Rights as a Stockholder. No Participant shall be deemed for any purpose to be the owner of any Stock subject to any SAR unless and until (a) the SAR shall have been exercised pursuant to the terms hereof, (b) the Corporation shall have issued and delivered the shares of Stock to the Participant (or made a book entry registration thereof) and (c) the Participant’s name shall have been entered as a stockholder of record on the books of the

Corporation. Thereupon, Participant shall have full voting, dividend and other ownership rights with respect to such shares of Stock.
     3. Tax Withholding. Whenever the restrictions on Participant’s rights to some or all of the Restricted Shares lapse under Section 1.3 of this Agreement, and whenever Participant shall exercise some or all of the SAR under Section 2, or upon Participant’s notification to the Corporation that Participant is filing an election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Shares or SAR, the Corporation shall notify Participant of the amount of tax which must be withheld by the Corporation under all applicable federal, state and local tax laws. Participant agrees to make arrangements with the Corporation to (a) remit a cash payment of the required amount to the Corporation, (b) to authorize the deduction of such amounts from Participant’s compensation, (c) deliver to the Corporation shares of Stock currently held by the Participant (including newly vested Restricted Shares) with a Fair Market Value on the date of delivery to the Corporation equal to the required amount, or (d) to otherwise satisfy the applicable tax withholding requirement in a manner satisfactory to the Corporation.
     4. Agreement Not to Affect Employment; No Implied Rights. None of this Agreement, the Restricted Shares or the SAR granted hereunder shall confer upon Participant any right to continued employment with the Corporation or any Subsidiary, and shall not in any way modify or restrict the Corporation’s or such Subsidiary’s right to terminate such employment. This Agreement shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any Subsidiary and the Participant or any other person.
     5. Agreement Subject to the Plan. This Agreement and the rights and obligations of the parties hereto are subject to and governed by the terms of the Plan as the same may be amended from time to time, the provisions of which are incorporated by reference into this Agreement.
     6. Miscellaneous.
     (a) This Agreement may be executed in one or more counterparts, all of which taken together will constitute one and the same instrument.
     (b) The terms of this Agreement may only be amended, modified or waived by a written agreement executed by both of the parties hereto.
     (c) The validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of Florida, without giving effect to principles of conflicts of law.
     (d) This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein.

     (e) The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.
     (f) Except as otherwise herein provided, this Agreement shall be binding upon and shall inure to the benefit of the Corporation, its successors and assigns, and of Participant and Participant’s personal representatives.
     (g) This Agreement may be executed by either of the parties (the “Originating Party”) and transmitted to the other party (the “Receiving Party”) by facsimile, telecopy, telex or other form of written electronic transmission, and, upon confirmation of receipt thereof by the Receiving Party, this Agreement shall be deemed to have been duly executed by the Originating Party. Upon the request of the Receiving Party, the Originating Party shall provide the Receiving Party with an executed duplicate original of this Agreement.
     IN WITNESS WHEREOF, the parties have executed this Restricted Share and Stock Appreciation Right Award Agreement on the date and year first above written.

SYKES ENTERPRISES, INCORPORATED
By:

PARTICIPANT